THIS  DOCUMENT  CONSTITUTES  PART  OF  A PROSPECTUS COVERING SECURITIES
     ISSUED PURSUANT TO THE DELCHAMPS, INC. DIRECTORS' STOCK OPTION PLAN
         THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.


                         DELCHAMPS, INC.

                   DIRECTORS' STOCK OPTION PLAN


1.   Purpose of the Plan.

     The purpose of the Directors' Stock Option Plan of Delchamps, Inc. is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate and retain Directors of experience and ability, and to encourage the highest level of Directors' performance by providing Directors with a proprietary interest in the Company's financial success and growth.

2.   Definitions.

     1.   "Board" means the Board of Directors of the Company.

     2. "Committee" means the Compensation Committee of the Board or a subcommittee thereof as shall be appointed by the Board from time to time. The Committee shall consist of two or more members of the Board none of whom shall be Employees of the Company.

     3. "Common Stock" means the common stock, $.01 par value per share, of the Company.

     4.   "Company" means Delchamps, Inc., an Alabama corporation.

     5.   "Director" means a member of the Board who is not an Employee.

     6. "Employee" means any full-time employee of the Company, or any of its present or future parent or subsidiary corporations

     7. "Fair Market Value" means (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

     8.   "Participant" means each Director.

     9.   "Option"  means  a  stock  option  that  does  not  satisfy   the
requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

     10. "Plan" means the Delchamps, Inc. Directors' Stock Option Plan as set forth herein and as amended from time to time.

3.   Shares of Common Stock Subject to the Plan.

     Subject to the provisions of Section 7, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to exercise of Options under the Plan is 40,000 shares of Common Stock. Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company.

4.   Administration of the Plan.

     1. The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind rules and to make all other determinations necessary for the Plan's administration.

     2. All action taken by the Committee in the administration and interpretation of the Plan shall be final and binding upon all parties. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Option.

5.   Eligibility.

     1. Each Director shall be automatically granted an Option to acquire 5,000 shares of Common Stock on July 29, 1996, subject to approval of the Plan by the shareholders of the Company at the next annual meeting.

     2. Each person who becomes a Director from July 30, 1996 to July 29, 1999 will also receive an Option to acquire 5,000 shares of Common Stock on the date such person becomes a Director.

6.     Terms and Conditions of Options.

     1. Except in the event of acceleration of exercisability as provided in Sections 6.5 and 8.2 hereof, the Options granted to Directors on July 29, 1996 under the Plan shall become exercisable as follows:

     One-third of the total number of shares covered by the Option beginning July 29, 1997;

     Two-thirds of the total number of Shares covered by the Option beginning July 29, 1998, less any shares previously issued;

     100% of the total number of Shares covered by the Option beginning July 29, 1999, less any shares previously issued.

     2. Except in the event of acceleration of exercisability as provided in Sections 6.5 and 8.2 hereof, an Option granted to a person who becomes a Director from July 30, 1996 to July 29, 1999 shall become exercisable in equal portions on July 29 of each year following the date such person joins the Board such that the Option shall be fully exercisable on July 29, 1999.

     3. No Option granted to a Director under the terms of the Plan may be exercised after July 29, 2001.

     4. The exercise price of the Options granted to Directors shall be equal the Fair Market Value, as defined in the Plan, of a share of Common Stock on the date of grant.

     5. The Committee may accelerate the exercisability of any Option at any time in its discretion.

     6. In the event a Director ceases to serve on the Board of Directors of the Company for any reason, the Options granted hereunder must be exercised, to the extent otherwise exercisable at the time of termination of Board service, within one year from the date of termination of Board service.

     7. An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by uncertified or certified check; (c) by delivery of shares of Common Stock, which shares shall be valued for this purpose at their Fair Market Value on the date such option is exercised, and, unless otherwise determined by the Committee, shall have been held by the Participant for at least six months;
(d) by simultaneously exercising options and selling the shares of Common Stock acquired pursuant to a brokerage or similar arrangement and using the proceeds from such sale as payment of the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a Participant shall have no rights as a shareholder.

7.   Adjustment Provisions.

     In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to Options, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to Options, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any Option shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide Participants with the same relative rights before and after such adjustment.

8.   Change of Control.

     1.   A Change of Control shall mean:

          (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30% of the outstanding shares of the Common Stock; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control:

               (i) any acquisition of Common Stock directly from the Company,

               (ii) any acquisition of Common Stock by the Company,

               (iii) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

               (iv) any acquisition of Common Stock by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 8.1; or

          (b) individuals who, as of the date the Plan was adopted by the Board of Directors (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

          (c) consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

               (i) all or substantially all of the individuals and entities who were the beneficial owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (i) and paragraphs (ii) and (iii), shall include a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and

               (ii) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

               (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

     2.d Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding Options granted pursuant to the Plan shall automatically become fully exercisable.

9.   General Provisions.

     1.d Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a Director or affect the right of the Company to terminate the services of any Participant.

     2.d No shares of Common Stock will be issued or transferred pursuant to an Option unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the exercise of an Option, the Company may require the Participant to take any reasonable action to meet such requirements.

     3.d No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     4.d  Options granted under the Plan shall not be transferrable except:
(a) by will, (b) by the laws of descent or distribution; (c) pursuant to a domestic relations order, as defined in the Code, to family members, to a family partnership, to a trust for the benefit of family members or to charitable institutions, if permitted by the Committee and so provided in the Option agreement or an amendment thereto. Any attempt at assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein, shall be null and void and without effect.

     5.d Each Option shall be evidenced by a written instrument, including terms and conditions consistent with the Plan, as the Committee may determine.

10.  Amendment and Termination.

     1.d The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time.

     2.d No amendment, suspension or termination of the Plan will, without the consent of the holder, alter, terminate, impair or adversely affect any right or obligation under any Option previously granted under the Plan.

     3.d Notwithstanding the provisions of Section 10.1, if required for the availability of the exemption provided by Rule 16b-3 under the 1934 Act, the Board may not amend the provisions of Section 5 or the definition of Director in Section 2 more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employment Retirement Income Security Act or the rules thereunder.

11.  Effective Date of Plan and Duration of Plan.

     This Plan shall become effective upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the subject at the 1996 Annual Meeting of Shareholders of the Company.